INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 21, 1996, included in this Annual Report on Form 11-K of NBD Bancorp, Inc. Employees' Savings and Investment Plan for the year ended December 31, 1995, in the following Registration
Statements:

     REGISTRATION
FORM STATEMENT NO.                   DESCRIPTION

S-8  33-21036                NBD Bancorp, Inc. Performance Incentive Plan

S-8  33-17494                NBD Bancorp, Inc. Employees' Savings and
     (Post-Effective         Investment Plan (Investment Plus)
     Amendment No. 1)

S-8  33-48773                FNW Stock Incentive Plan

S-8  33-46906                NBD Indiana, Inc. Employee Stock Option Plan
     (Post-Effective
     Amendment No. 1
     to Form S-4)

S-8  33-50300                NBD Indiana, Inc. Incentive Stock Option Plan
     (Post-Effective
     Amendment No. 1
     to Form S-4)

S-8  33-53928                NBD Indiana, Inc. 1990 Stock Incentive Plan

S-3  33-60788                NBD Bancorp, Inc. 7-1/2% Preferred Purchase Units
                             Due 2023

S-8  33-62713                First Chicago 1983 Stock Option Plan, First Chicago
     (Post-Effective         Stock Incentive Plan, Lake Shore Bancorp, Inc.
     Amendment No. 1         Stock Incentive Plan, First Chicago Employee
     to Form S-8)            Stock Purchase and Savings Plan, First Chicago
                             Savings Incentive Plan.

S-3  33-64755                First Chicago NBD Corporation Dividend
                             Reinvestment and Stock Purchase Plan

S-3  33-6531                 First Chicago NBD Corporation Debt Securities and
                             Warrants


/s/ Arthur Andersen LLP
Detroit, Michigan
June 24, 1996


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated June 20, 1995, appearing in this Annual Report on Form 11-K of NBD Bancorp, Inc. Employees' Savings and Investment Plan for the year ended December 31, 1995, in the following Registration Statements:

     REGISTRATION
FORM STATEMENT NO.                   DESCRIPTION

S-8  33-21036                NBD Bancorp, Inc. Performance Incentive Plan

S-8  33-17494                NBD Bancorp, Inc. Employees' Savings and
     (Post-Effective         Investment Plan (Investment Plus)
     Amendment No. 1)

S-8  33-48773                FNW Stock Incentive Plan

S-8  33-46906                NBD Indiana, Inc. Employee Stock Option Plan
     (Post-Effective
     Amendment No. 1
     to Form S-4)

S-8  33-50300                NBD Indiana, Inc. Incentive Stock Option Plan
     (Post-Effective
     Amendment No. 1
     to Form S-4)

S-8  33-53928                NBD Indiana, Inc. 1990 Stock Incentive Plan

S-3  33-60788                NBD Bancorp, Inc. 7-1/2% Preferred Purchase Units
                             Due 2023

S-8  33-62713                First Chicago 1983 Stock Option Plan, First Chicago
     (Post-Effective         Stock Incentive Plan, Lake Shore Bancorp, Inc.
     Amendment No. 1         Stock Incentive Plan, First Chicago Employee
     to Form S-8)            Stock Purchase and Savings Plan, First Chicago
                             Savings Incentive Plan.

S-3  33-64755                First Chicago NBD Corporation Dividend
                             Reinvestment and Stock Purchase Plan

S-3  33-6531                 First Chicago NBD Corporation Debt Securities and
                             Warrants



/s/ Deloitte & Touche LLP
Detroit, Michigan
June 24, 1996